_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


             Date of Report (Date of earliest Event
                  Reported): September 25, 1998


   CWMBS, INC., (as depositor under the Pooling and Servicing
                       Agreement, dated as
  of September 1, 1998, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1998-17, Mortgage Pass-
             Through Certificates, Series 1998-17).


                           CWMBS, INC.
                           -----------
     (Exact name of registrant as specified in its charter)


        Delaware                      333-53861            95-4596514
----------------------------        -------------      -------------------
(State or Other Jurisdiction         (Commission        (I.R.S. Employer
     of Incorporation)               File Number)      Identification No.)



  4500 Park Granada
  Calabasas, California                                  91302
-----------------------                                ----------
  (Address of Principal                                (Zip Code)
   Executive Offices)

Registrant s telephone number, including area code (818) 225-3240
_________________________________________________________________




Item 5.   Other Events.
-------   ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the Form 8-K ), CWMBS, Inc. (the Company ) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-17.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-17, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as one of the underwriters of the Underwritten Senior Certificates, has prepared certain materials (the Merrill Lynch Computational Materials ) for distribution to its potential investors. Credit Suisse First Boston Corporation ("CSFB"), as one of the Underwriters of the Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to their potential investors. Although the Company provided Merrill Lynch and CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Merrill Lynch Computational Materials or the CSFB Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Merrill Lynch Computational Materials, listed as Exhibit 99.1 hereto and the CSFB Computational Materials, listed as Exhibit 99.2 hereto are filed on Form SE dated September 25, 1998.


---------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 14, 1998 and the prospectus supplement dated September 23, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-17.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Merrill Lynch Computational Materials.
          filed on Form SE dated September 25, 1998.

     99.2 CSFB Computational Materials.
          filed on Form SE dated September 25, 1998.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CWMBS, INC.



                              By: /s/ Celia Coulter
                                 ------------------
                                  Celia Coulter
                                  Vice President



Dated:  September 25, 1998
Exhibit Index




Exhibit                                                      Page
-------                                                      ----

99.1      Merrill Lynch Computational Materials
          filed on Form SE dated September 25, 1998.

99.2      CSFB Computational Materials
          filed on Form SE dated September 25, 1998.



                        BROWN & WOOD LLP
                     One World Trade Center
                    New York, New York  10048
                   Telephone:  (212) 839-5300
                   Facsimile:  (212) 839-5599






                                        September 25, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


          Re:  CWMBS, Inc.
               CHL Mortgage Pass-Through Trust 1998-17
               Mortgage Pass-Through Certificates, Series 1998-17
               --------------------------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the Company ), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company s Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated
November 6, 1996, as provided in Rule 202 of Regulation S-T,
Exhibits 99.1 and 99.2 will be filed on September 25, 1998 in paper on Form SE.





                                        Very truly yours,

                                        /s/ Amy Sunshine

                                        Amy Sunshine


Enclosure